UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  May 14, 2010 (May 10, 2010)

HYPERDYNAMICS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-32490 (Commission File Number)	87-0400335 (IRS Employer Identification No.)

12012 Wickchester Lane, Suite 475 Houston, Texas 77079
12012 Wickchester Lane, Suite 475 Houston, Texas 77079
 (Address of principal executive offices, including zip code)

voice:  (713) 353-9400
fax:  (713) 353-9421

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

Hyperdynamics Corporation (the “Company”) announced that it has received from the government of the Republic of Guinea a Presidential Decree approving the Production Sharing Contract, as amended (the “PSC”), covering its offshore Guinea concession.  The Presidential Decree as translated in English is attached as Exhibit 99.1 and the original French official version is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The Company also received a document, referred to as an arrêté, from the Ministry of Mines and Geology confirming the Government’s approval of the assignment of a 23 percent participating interest in the PSC to Dana Petroleum.  The Arrêté as translated in English is attached as Exhibit 99.3 and the original French official version is attached as Exhibit 99.4 to this Current Report on Form 8-K.

The Company previously announced receipt of the Presidential Decree and Arrêté in an informational press release, dated May 10, 2010 and attached as Exhibit 99.5 to this Current Report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 99.1	Presidential Decree (English version)

Exhibit 99.2	Presidential Decree (Original French version)

Exhibit 99.3	Arrêté (English version)

Exhibit 99.4	Arrêté (Original French version)

Exhibit 99.5	Press Release dated May 10, 2010 entitled “Hyperdynamics Receives Presidential Decree and Arrêté From Guinea Government”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date: May 14, 2010	By:	/s/ JASON D. DAVIS
Name: Jason D. Davis
Title: Chief Financial Officer and Principal Accounting Officer

EXHIBIT INDEX

Exhibit 99.1	Presidential Decree (English version)

Exhibit 99.2	Presidential Decree (Original French version)

Exhibit 99.3	Arrêté (English version)

Exhibit 99.4	Arrêté (Original French version)

Exhibit 99.5	Press Release dated May 10, 2010 entitled “Hyperdynamics Receives Presidential Decree and Arrêté From Guinea Government”